UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2006
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1100 Louisiana, Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)
713-381-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Supplemental Indenture
Validity Opinion of Bracewell & Giuliani LLP
Tax Opinion of Bracewell & Giuliani LLP
First Amendment to Replacement Capital Covenant

Item 8.01. Other Events.
     On August 22, 2006, Enterprise Products Partners L.P. (the “Partnership”), its subsidiary operating partnership, Enterprise Products Operating L.P. (the “Operating Partnership”), and their respective general partners entered into an underwriting agreement relating to the public offering of $200,000,000 principal amount of the Operating Partnership’s 8.375% Fixed/Floating Rate Junior Subordinated Notes due 2066 (the “LoTSSM”). The LoTSSM are guaranteed on a subordinated basis by the Partnership (the “Guarantee,” and together with the LoTSSM, the “Securities”). The LoTSSM constitute a further issuance of, form a single series with, have the same CUSIP number as and trade interchangeably with the $300,000,000 aggregate principal amount of LoTSSM that the Operating Partnership issued on July 18, 2006. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the Securities occurred on August 25, 2006.
     The Securities were issued pursuant to the Indenture dated as of October 4, 2004 (the “Base Indenture”) among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Amended and Restated Eighth Supplemental Indenture dated August 25, 2006 among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Indenture allows the Operating Partnership to elect to defer interest payments on the LoTSSM on one or more occasions for up to ten consecutive years subject to certain conditions. The Indenture also provides that, unless (1) all deferred interest on the LoTSSM has been paid in full as of the most recent interest payment date, (2) no event of default under the Indenture has occurred and is continuing and (3) the Partnership is not in default of its obligations under the Guarantee, then the Operating Partnership and the Partnership may not declare or make any distributions with respect to any of their respective equity securities or make any payments on indebtedness or other obligations that rank pari passu with or subordinate to the LoTSSM. Reference is hereby made to the Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto, for the complete terms of the LoTSSM.
     In connection with the issuance of the LoTSSM, the Operating Partnership amended the Replacement Capital Covenant dated July 18, 2006 in favor of the covered debtholders named therein pursuant to which the Operating Partnership agreed for the benefit of such debtholders that it would not redeem or repurchase the LoTSSM unless such redemption or repurchase is made from the proceeds of the issuance of certain securities more fully described therein. Reference is hereby made to the Replacement Capital Covenant, which is filed as Exhibit 99.1 hereto, and the First Amendment to the Replacement Capital Covenant, which is filed as Exhibit 99.2 hereto, for the complete terms of the Replacement Capital Covenant.
     On August 23, 2006, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated August 22, 2006 to the accompanying base prospectus dated March 23, 2005 included in the Partnership’s and the Operating Partnership’s registration statement on Form S-3 (Registration Nos. 333-123150 and 333-123150-01), as amended. The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

1.1	Underwriting Agreement dated August 22, 2006 among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and Wachovia Capital Markets, LLC, as Representative of the several underwriters named on Schedule I thereto.

4.1	Indenture dated as of October 4, 2004 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2	Amended and Restated Eighth Supplemental Indenture to Indenture dated as of August 25, 2006 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1	Validity Opinion of Bracewell & Giuliani LLP.

8.1	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1	Replacement Capital Covenant dated July 18, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2006).

99.2	First Amendment to Replacement Capital Covenant dated August 25, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, as General Partner

Dated: August 25, 2006		By:	/s/ W. Randall Fowler
W. Randall Fowler
Vice President and Treasurer of
Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated August 22, 2006 among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and Wachovia Capital Markets, LLC, as Representative of the several underwriters named on Schedule I thereto.

4.1	Indenture dated as of October 4, 2004 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2	Amended and Restated Eighth Supplemental Indenture to Indenture dated as of August 25, 2006 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1	Validity Opinion of Bracewell & Giuliani LLP.

8.1	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1	Replacement Capital Covenant dated July 18, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2006).

99.2	First Amendment to Replacement Capital Covenant dated August 25, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein.